EXHIBIT 21

                                 SUBSIDIARIES OF
                        MARSH & McLENNAN COMPANIES, INC.
                                 (as of 2/28/97)

                                                                                                         Where
                 Name                                                                                    Incorporated
                 ----                                                                                    ------------
Marsh & McLennan Real Estate Advisors, Inc.                                                              Delaware
Omega Indemnity (Bermuda) Limited                                                                        Bermuda
Epsilon Insurance Company, Ltd.                                                                          Cayman Islands
Marsh & McLennan, Incorporated                                                                           Delaware
           Marsh & McLennan of Arkansas, Inc.                                                            Arkansas
           M & M Insurance Management Services, Inc.                                                     Delaware
           Marsh & McLennan Financial Markets, Inc.                                                      Delaware
           Marsh & McLennan GbR Holdings, Inc.                                                           Delaware
           Marsh & McLennan Pallas Holdings, Inc.                                                        Delaware
           Triad Services, Inc.                                                                          Delaware
           Marsh & McLennan Agency, Incorporated                                                         District of Columbia
           Marsh & McLennan, Incorporated                                                                Illinois
           Marsh & McLennan, Incorporated                                                                Indiana
           Marsh & McLennan, Incorporated                                                                Kentucky
           Marsh & McLennan of Louisiana, Inc.                                                           Louisiana
                     Marmac Agency, Inc.                                                                 Louisiana
           Marsh & McLennan, Incorporated                                                                Maine
           Marsh & McLennan, Inc.                                                                        Massachusetts
           Marsh & McLennan                                                                              Michigan
           Marsh & McLennan, Inc. of Nevada                                                              Nevada
           Marsh & McLennan, Incorporated                                                                Ohio
           Marsh & McLennan, Inc.                                                                        Oklahoma
           Marsh & McLennan of Puerto Rico, Inc.                                                         Puerto Rico
           Marsh & McLennan, Incorporated                                                                Rhode Island
           Marsh & McLennan, Inc.                                                                        Texas
           Marsh & McLennan of Texas, Inc.                                                               Texas
           Marsh & McLennan, Incorporated                                                                Virginia
           Marsh & McLennan Global Broking, Inc.                                                         New York
                     Marsh & McLennan Global Broking (Bermuda) Ltd.                                      Bermuda
                               Bowring (Bermuda) Investments Ltd.                                        Bermuda
                     Marsh & McLennan Global Broking, Inc.                                               Connecticut
                     Marsh & McLennan Global Broking, Inc.                                               Illinois
                     Marsh & McLennan Global Broking, Inc.                                               Missouri
                     Marsh & McLennan Global Broking, Inc.                                               New Jersey
                     Marsh & McLennan Intermediaries, Inc.                                               New York
                     Marsh & McLennan Global Broking, Inc.                                               Texas
           Marsh & McLennan Global Broking (Dublin) Ltd.                                                 Ireland
           Marsh & McLennan Holdings, Inc.                                                               Delaware
                     Marsh & McLennan (Korea) Ltd.                                                       Korea
                     Marsh & McLennan (Malaysia) SDN BHD                                                 Malaysia
           Marsh & McLennan Argentina SA Asesores de Seguros                                             Argentina
           Marsh & McLennan Argentina SA Corredores de Reaseguros                                        Argentina
           Marsh & McLennan Argentina SA Risk Management Consultants                                     Argentina

Marsh & McLennan Pty. Ltd.                                                                               Australia
          Marsh & McLennan (PNG) Pty. Ltd.                                                               Papua New Guinea
                    Kila Bowring Insurances Pty. Ltd.                                                    Papua New Guinea
          Fenchurch Insurance Brokers Pty. Limited                                                       Australia
          Marsh & McLennan (WA) Pty. Ltd.                                                                Australia
          Marsh & McLennan (WA Division) Pty. Ltd.                                                       Australia
          Marsh & McLennan (South Australia) Pty. Ltd.                                                   Australia
          Marsh & McLennan (SA Division)                                                                 Australia
          Marsh & McLennan Captive Management Services Pty. Ltd.                                         Australia
          Asia Pacific Insurance Wholesalers Pty. Ltd.                                                   Australia
Marsh & McLennan Versicherungs-Service GmbH                                                              Austria
Marsh & McLennan Management Services (Barbados), Ltd.                                                    Barbados
Henrijean, S.A                                                                                           Belgium
Marsh & McLennan Europe S.A                                                                              Belgium
Marsh & McLennan Management Services (Bermuda) Limited                                                   Bermuda
          Transglobe Management (Bermuda) Ltd.                                                           Bermuda
          Marsh & McLennan (Cayman Islands) Ltd.                                                         Cayman Islands
          Marsh & McLennan Management Services (L) Ltd.                                                  Labuan
Tudor, Marsh & McLennan Corretores de Seguros S.A                                                        Brazil
Les Assureurs Conseils Camerounais Faugere & Jutheau & Cie                                               Cameroon
Marsh & McLennan, Limited/Limitee'                                                                       Canada
          D.G. Watt & Associates Ltd.                                                                    Canada
          Charbonneau, Dulude & Associes (1985) Limitee/Charbonneau,
             Dulude & Associates (1985) Limited                                                          Canada
          M&M Insurance Management Canada Ltd.                                                           British Columbia
          Marshcan Insurance Brokers Limited                                                             Canada
          Irish & Maulson Limited                                                                        Ontario
          Pratte-Morrissette, Inc.                                                                       Quebec
          Schatz Insurance Agencies, Inc.                                                                Saskatchewan
          Marsh & McLennan (SASK) Ltd.                                                                   Saskatchewan
Claro Marsh & McLennan S.A. Corredores De Seguros                                                        Chile
          Claro Marsh & McLennan Consultores en Recursos Humanos, Ltda                                   Chile
Marsh & McLennan Denmark A/S                                                                             Denmark
          Marsh & McLennan Norway A.S                                                                    Norway
          Marsh & McLennan Sweden AB                                                                     Sweden
Les Assureurs Conseils Gabonais Faugere & Jutheau & Cie                                                  Gabon
Marsh & McLennan Companies GmbH                                                                          Germany
Marsh & McLennan Companies Beteiligungsgesellschaft II GmbH                                              Germany
          Gradmann & Holler, K.G                                                                         Germany
                    Erwin Warnecke GmbH                                                                  Germany
                    Gradmann & Holler GmbH                                                               Germany
                               RMB-Risk Management Beratungs-GmbH                                        Germany
                               Wolf & Hasselmann GmbH                                                    Germany
                               Gradmann & Holler-William M. Mercer GmbH                                  Germany
                               VW-Versicherungsvermittlungs-GmbH                                         Germany
                               VVG Gradmann & Holler Versicherungs-Vermittlungs -GmbH                    Germany
                               Airport Asserkuranz Vermittlungs GmbH                                     Germany
                               GMFS Versicherungs-Vermittlungs GmbH                                      Germany
                               Sudzucker Versicherungsvermittlungs GmbH                                  Germany
                               Senator Assercuranz Contor GmbH                                           Germany
                               Bau Asserkuranz Vermittlungs GmbH                                         Germany
                               Westfalia Asserkuranz Versicherungsvermittlungs GmbH                      Germany
                    Gradmann & Holler International GmbH                                                 Germany
                               Gradmann & Holler Kiefhaber GmbH                                          Germany
                               Gradmann & Holler AG                                                      Switzerland


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

Marsh & McLennan-Hellas-L.L.C                                                                            Greece
Marsh & McLennan Management Services (Guernsey) Limited                                                  Guernsey
Marsh & McLennan Limited                                                                                 Hong Kong
Marsh & McLennan Budapest Insurance Brokers & Consultants Ltd.                                           Hungary
Marsh & McLennan Management Services (Dublin) Limited                                                    Ireland
Bowring Marsh & McLennan (IOM) Ltd.                                                                      Isle of Man
Marsh & McLennan Management Services (Isle of Man) Ltd.                                                  Isle of Man
Marsh & McLennan Italia & Co., S.P.A                                                                     Italy
Africaine De Courtage d'Assurances Faugere & Jutheau, S.A                                                Ivory Coast
Les Assureurs Conseils de Cote d'Ivoire Faugere & Jutheau & Cie                                          Ivory Coast
Marsh & McLennan Japan Ltd.                                                                              Japan
Marsh & McLennan Co. Inc.                                                                                Liberia
Marsh & McLennan Europe S.A                                                                              Luxembourg
Marsh & McLennan Luxembourg, S.A                                                                         Luxembourg
          Marsh & McLennan Insurance Management Services, S.A                                            Luxembourg
S.P.K. Bowring Marsh & McLennan Sdn. Bhd                                                                 Malaysia
Corredores Internacionales de Reaseguros S.A                                                             Mexico
Marsh & McLennan Polska Sp.zO.O                                                                          Poland
Marsh & McLennan Romania SRL                                                                             Romania
Marsh & McLennan Management Services (S) Pte. Ltd.                                                       Singapore
Marsh & McLennan Bowring Pte. Ltd.                                                                       Singapore
Marsh & McLennan Slovakia s.r.o                                                                          Slovakia
Marsh & McLennan Correduria de Reaseguros S.A                                                            Spain
Marsh & McLennan Espana, S.A., Correduria de Seguros                                                     Spain
          Marsh Privat AIE                                                                               Spain
Marsh & McLennan EWI S.A                                                                                 Switzerland
Marsh & McLennan (Thai) Company Ltd.                                                                     Thailand
Marsh & McLennan Sigorta ve Reasurans Brokerligi AS                                                      Turkey
C.T. Bowring International Broking Holdings, Ltd.                                                        United Kingdom
           Insurance Brokers of Nigeria                                                                  Nigeria
Marsh & McLennan Bowring Marine & Energy Group Ltd.                                                      United Kingdom
Marsh & McLennan Limited                                                                                 United Kingdom
Marsh & McLennan, Incorporated                                                                           Virgin Islands
Muir Beddall (Zimbabwe) Limited                                                                          Zimbabwe
          C.T. Bowring and Associates (Private) Limited                                                  Zimbabwe
Guy Carpenter & Company, Inc.                                                                            Delaware
          The Carpenter Management Corporation                                                           Delaware
                    Paul Napolitan, Inc.                                                                 Delaware
          Sellon Associates, Inc.                                                                        New York
          Balis & Co., Inc.                                                                              Pennsylvania
                    Philadelphia Insurance Management Company                                            Delaware
          EQECAT, Inc.                                                                                   Delaware
          Guy Carpenter Advisors, Inc.                                                                   Delaware
          Normandy Reinsurance Company Limited                                                           Bermuda
          Guy Carpenter & Company, S.A                                                                   Belgium
          American Overseas Management Corporation (Canada)                                              Canada
          Guy Carpenter & Company (Canada) Limited                                                       Canada
          Guy Carpenter & Company, A/S                                                                   Denmark
          Gradmann & Holler/Guy Carpenter GmbH                                                           Germany
          Guy Carpenter & Company (Asia) Limited                                                         Hong Kong
          Guy Carpenter Italia, S.R.L                                                                    Italy
          Guy Carpenter y Cia (Mexico) S.A. de C.V                                                       Mexico
          Guy Carpenter & Company (Stockholm) AB                                                         Sweden
                    Bennich Reinsurance Management AB                                                    Sweden
          Guy Carpenter & Co. Limited                                                                    United Kingdom


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

                     Marsh & McLennan Risk Capital Holdings, Ltd.                                        Delaware
                               Marsh & McLennan Risk Capital Corp.                                       Delaware
                               Terra Nova (Bermuda) Holdings, Ltd.                                       Bermuda
Marsh et McLennan France SA                                                                              France
           Mercer-Faugere & Jutheau SA                                                                   France
           Compagnie Europeenne de Courtage d'Assurances et de Reassurances                              France
           Faugere & Jutheau, S.A                                                                        France
                     Faugere & Jutheau Bermuda                                                           Bermuda
                     Assureurs Conseils Tchadiens (S.A.R.L.)                                             Chad
                     Assureur Conseil de Djibouti- Faugere & Jutheau et Cie SARL                         Djibouti
                     Ancien Cabinet Pierre de Kerpezdron (S.A.)                                          France
                               SNC P. Deleplanque                                                        France
                     Boistel S.A                                                                         France
                     Bureau Gogioso Eyssautier S.A                                                       France
                               Eyssautier Flepp Malatier & Pages S.A                                     France
                                          Boistel Eyssautier S.A                                         France
                               Omnium d'Assurances Maritimes                                             France
                               Astramar S.A                                                              France
                               Cires SARL                                                                France
                               Sogescor SARL                                                             France
                               Gatier S.A                                                                Switzerland
                               Assurances Maritimes Eyssautier Malatier Inter SARL                       France
                               Ivoiriennes Assurances Conseil                                            Ivory Coast
                     Societe Internationale de Courtage d'Assurances
                         et de Reassurances-F&J (SARL)                                                   Burkina Faso
                     Socodel-Paris S.A                                                                   France
                     Union Francaise de Reassurances (S.A.)                                              France
                                Guy Carpenter & Cia, S.A                                                 Spain
                     William M. Mercer-Faugere & Jutheau (S.A.R.L.)                                      France
                     Societe d'Etude et de Gestion et de Conseil en Assurance SA                         Senegal
Mercer Consulting Group, Inc.                                                                            Delaware
           National Economic Research Associates, Inc.                                                   California
                     National Economic Research Associates, Inc.                                         Delaware
           Hudson Strategy Group, Inc.                                                                   Delaware
           Mercer Management Consulting, Inc.                                                            Delaware
                     Decision Research Corporation                                                       Massachusetts
                     LAR/Decision Research Corporation                                                   New York
                     Lippincott & Margulies, Inc.                                                        New York
                     Mercer Management Consulting, Ltd.                                                  Bermuda
                     Mercer Management Consulting GmbH                                                   Germany
                               UBM Unternehmensberatung Munchen GmbH                                     Germany
                               UBM Marktforschung GmbH International Industrial Research                 Germany
                               UBM Industrial Market Research Iberica S.L                                Germany
                               UBM Consultoria Internacional S/C Ltda                                    Brazil
                               UBM Consulting France International Management Consultants                France
                               Mercer Management Consulting Limited                                      Switzerland
                               Mercer Management Consulting S.L                                          Spain
                     Mercer Management Consulting SNC                                                    France
                                          MID, Inc.                                                      Delaware
                     INPLAN Pte. Ltd.                                                                    Singapore
                     Mercer Consulting Services S.A                                                      Switzerland


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

Mercer Service Company, Inc.                                                                             Delaware
William M. Mercer Companies, Inc.                                                                        Delaware
          William M. Mercer Holdings, Inc.                                                               Delaware
                    William M. Mercer Pty. Ltd.                                                          Australia
                               Superfund Nominees Pty. Ltd.                                              Australia
                    William M. Mercer International S.A                                                  Belgium
                    William M. Mercer Limited                                                            Canada
                               Hickling -Johnston Ltd.                                                   Canada
                               Mercer Management Consulting Limited                                      Canada
                               Metcalfe Agencies Limited                                                 Quebec
                               Societe Conseil Mercer Limitee                                            Quebec
                    Mercer Limited                                                                       Ireland
                               P.I.C. Advisory Services Limited                                          Ireland
                               P.I.C. Management Services Limited                                        Ireland
                    Mercer Fraser P.I.C. Trustees Limited                                                Ireland
                    William M. Mercer Limited of Japan                                                   Japan
                    William M. Mercer Limited                                                            Hong Kong
                    William M. Mercer (Malaysia) Sdn. Bhd                                                Malaysia
                               William M. Mercer Zainal Fraser Sdn. Bhd                                  Malaysia
                    William M. Mercer Ten Pas B.V                                                        Netherlands
                               Germas B.V                                                                Netherlands
                                         Reitmulders & Partners B.V                                      Netherlands
                               William M. Mercer Services B.V                                            Netherlands
                    William M. Mercer Limited                                                            New Zealand
                    William M. Mercer, Incorporated                                                      Puerto Rico
                    William M. Mercer, S.A                                                               Switzerland
                    William M. Mercer Limited                                                            United Kingdom
                               William M. Mercer Fraser (Irish Pensioneer Trustees) Limited              Ireland
                               William M. Mercer Srl                                                     Italy
                               DCF Consultants PTE Limited                                               Singapore
                               William M. Mercer Fraser Pension Fund Trustees Limited                    United Kingdom
                               Duncan C. Fraser & Co.                                                    United Kingdom
                               William M. Mercer Fraser Computer Services Limited                        United Kingdom
                               Mercer Management Consulting, Limited                                     United Kingdom
                               MF Trustees Limited                                                       United Kingdom
                               William M. Mercer Fraser Pension Fund Trustees Limited                    United Kingdom
                               William M. Mercer (Isle of Man) Limited                                   Isle of Man
                               Pensioneer Trustees (Leeds) Limited                                       England
                               William M. Mercer Lda                                                     Portugal
                               William M. Mercer Fraser Limited                                          United Kingdom
                               MPA (International) Limited                                               United Kingdom
                               Pension Trustees Limited                                                  United Kingdom
                               Pensioneer Trustees Limited                                               United Kingdom
                               Pensioneer Trustees (London) Limited                                      United Kingdom
                               Southampton Place Trustee Co. Ltd.                                        United Kingdom
          William M. Mercer, Incorporated                                                                Delaware
                    National Medical Audit                                                               California
                    Hansen International Limited                                                         Delaware
                    William M. Mercer Plan Participant Services, Inc.                                    Delaware
                    William M. Mercer of Indiana, Incorporated                                           Indiana
                    Mercer Investment Consulting, Inc.                                                   Kentucky
                    William M. Mercer of Kentucky, Inc.                                                  Kentucky
                    William M. Mercer, Incorporated                                                      Louisiana
                    William M. Mercer, Incorporated                                                      Massachusetts
                    William M. Mercer of Michigan, Incorporated                                          Michigan
                    William M. Mercer, Incorporated                                                      Nevada
                    William M. Mercer, Incorporated                                                      Ohio


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
                               William M. Mercer, Incorporated                                           Oklahoma
                               William M. Mercer of Texas, Inc.                                          Texas
                               William M. Mercer of Virginia, Incorporated                               Virginia
                               MPA Superannuation Services Limited                                       Australia
                               MPA Superfund Nominees Pty. Limited                                       Australia
                               Mercer R.H. SARL                                                          France
                               William M. Mercer-MPA Limited                                             Hong Kong
                               William M. Mercer Philippines, Incorporated                               Philippines
                               William M. Mercer Pte. Ltd.                                               Singapore
                     William M. Mercer S.A                                                               Argentina
                               William M. Mercer S.A. Asesores de Seguros                                Argentina
                     William M. Mercer Comercio Consultoria e Servicos Ltda                              Brazil
                               William M. Mercer Consultoria Ltda                                        Brazil
                               Grupo Assistencial De Economia E Financas Tudor S/C Ltda                  Brazil
                     Mercer MW Ltda                                                                      Brazil
                     Mercer MW Pesquisas Ltda                                                            Brazil
                     Mercer MW Servicos Ltda                                                             Brazil
                     Mercer MW Saude Ltda                                                                Brazil
                     Vida Network Ltda                                                                   Brazil
                     William M. Mercer, S.A                                                              Belgium
                     William M. Mercer Limitada                                                          Chile
                               William M. Mercer Claro Corredores de Seguros                             Chile
                     William M. Mercer A/S                                                               Denmark
                               William M. Mercer A.B                                                     Sweden
                     William M. Mercer (Korea) Co., Ltd.                                                 Korea
                     Mercer C & B Servicios, S.A. de C.V                                                 Mexico
                     Mercer C & B S.A. de C.V                                                            Mexico
                     William M. Mercer Broking (Taiwan) Ltd.                                             Taiwan
                     William M. Mercer Consulting (Taiwan) Ltd.                                          Taiwan
Seabury & Smith, Inc.                                                                                    Delaware
           Seabury & Smith of Arkansas, Inc.                                                             Arkansas
           Trust Consultants, Inc.                                                                       California
           Appleby & Sterling Agency, Inc.                                                               Delaware
           Marsh & McLennan National Marketing Corporation                                               Delaware
           Marsh & McLennan Securities Corporation                                                       Delaware
           Smith-Sternau Organization, Inc.                                                              Delaware
           The Schinnerer Group, Inc.                                                                    Delaware
                     Victor O. Schinnerer & Company, Inc.                                                Delaware
                               Victor O. Schinnerer & Co. (Bermuda), Ltd.                                Bermuda
                               Potomac Insurance Managers, Inc.                                          Delaware
                               Victor O. Schinnerer of Illinois, Inc.                                    Illinois
                               Victor O. Schinnerer & Company, Inc.                                      Ohio
                     Encon Holdings, Inc.                                                                Texas
                               Panhandle Insurance Agency, Inc.                                          Texas
                                          Encon Underwriting Agency, Inc.                                Texas
                     Encon Holdings, Inc.                                                                Ontario
                               Encon Insurance Managers Inc.                                             Canada
                                          National Program Administrator Investments, Inc.               Canada
                                          Encon Management Services, Inc.                                Canada
                                          Encon Reinsurance Managers Inc.                                Canada
                               Encon Title Insurance Managers Inc.                                       Canada
                               Rockcliffe Investors, Ltd.                                                Canada


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
                     Victor O. Schinnerer & Company Ltd.                                                 United Kingdom
                               Encon Underwriting Limited                                                United Kingdom
                               Admiral Holdings Limited                                                  United Kingdom
                                          Admiral Underwriting Agencies Limited                          United Kingdom
                               Admiral Ireland Limited                                                   Ireland
                               Admiral Underwriting Agencies (Ireland) Ltd.                              Ireland
           Seabury & Smith of Georgia, Inc.                                                              Georgia
           M. A. Gesner of Illinois, Inc.                                                                Illinois
           Seabury & Smith of Illinois, Inc.                                                             Illinois
           Seabury & Smith, Inc.                                                                         Indiana
           Seabury & Smith, Inc.                                                                         Kentucky
           Seabury & Smith, Inc.                                                                         Louisiana
           Seabury & Smith, Inc.                                                                         Massachusetts
           Seabury & Smith, Inc.                                                                         Michigan
           Seabury & Smith, Inc.                                                                         Nevada
           Seabury & Smith Agency, Inc.                                                                  Ohio
           Seabury & Smith, Inc.                                                                         Oklahoma
           Seabury & Smith, Inc.                                                                         Texas
           Seabury & Smith, Inc.                                                                         Virginia
           Seabury & Smith Limited                                                                       Ontario
                     G. E. Freeman Insurance Agency Limited                                              Ontario
           Seabury & Smith Limited                                                                       United Kingdom
Putnam Investments, Inc.                                                                                 Massachusetts
           Putnam Investment Management, Inc.                                                            Massachusetts
           Putnam Future Advisors, Inc.                                                                  Massachusetts
           Putnam Fiduciary Trust Company                                                                Massachusetts
           Putnam Investor Services, Inc.                                                                Massachusetts
           Putnam Mutual Funds Corp.                                                                     Massachusetts
                     Putnam Insurance Agency, Inc.                                                       Massachusetts
           The Putnam Advisory Company, Inc.                                                             Massachusetts
                     Putnam Europe Ltd.                                                                  United Kingdom
           The Putnam Corporation                                                                        Massachusetts
           Putnam Rhumbline Corporation                                                                  Massachusetts
           Primary Funds Service Corp.                                                                   Delaware
           Putnam Overseas Institutional Management Company, Ltd.                                        Bahamas
           Putnam International Distributors, Ltd.                                                       Cayman Islands
           Putnam Deutschland GmbH                                                                       Germany
           Putnam International Advisory Company, S.A                                                    Luxembourg
                     NKK-Putnam Management, S.A                                                          Luxembourg
           Putnam International Growth Management, S.A                                                   Luxembourg
           Putnam Luxembourg, S.A                                                                        Luxembourg
The Bowring Group Limited                                                                                England
           C.T.B. Services Ltd.                                                                          England
           C.T. Bowring & Co. Ltd.                                                                       England
           Importbest Ltd.                                                                               England
           Bowring Financial Services Ltd.                                                               England
           Marsh & McLennan Management Services (Guernsey) Ltd.                                          Guernsey
           Bowring Marsh & McLennan (IOM) Ltd.                                                           I.O.M.
           Marsh & McLennan Management Services (Isle of Man) Ltd.                                       I.O.M.
                     Carpenter Bowring (UK) Ltd.                                                         England
                               Carpenter Bowring Ltd.                                                    England
                               Marsh Re Correduria de Reaseguros S.A                                     Spain
                               Bowring Reinsurance Brokers Ltd.                                          England
                               Tower Insurance Brokers Ltd.                                              England
                               Winchester Bowring Ltd.                                                   England
                                          White Kennett Ltd.                                             England
                               Marsh Re Correduria de Reaseguros S.A.                                    Spain


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
          C.T. Bowring & Co. (Insurance) Ltd.                                                            England
                    Bowring Worldwide Services Ltd.                                                      England
                    Marsh & McLennan Global Broking Ltd.                                                 England
                    Bowring Aviation Ltd.                                                                England
                    Bowring Financial & Professional Insurance Brokers Ltd.                              England
                    Aviation Risk Management Services Ltd.                                               England
                    C.T. Bowring Space Projects Ltd.                                                     England
                    Aviation Insurance Advisory Services Ltd.                                            England
                    Bowring Aviation Advisory Services Ltd.                                              England
                    Marsh & McLennan Marine & Energy Ltd.                                                England
Bowring Marsh & McLennan Ltd.                                                                            England
          Marsh & McLennan Services Ltd.                                                                 England
          Marsh & McLennan Holdings Ltd.                                                                 England
          Marsh & McLennan Nederland B.V                                                                 Netherlands
          Marsh & McLennan Lda                                                                           Portugal
          Marsh & McLennan Bowring Ltd.                                                                  England
          Bowring Gauntlet Ltd.                                                                          England
          Bowring Risk Management Ltd.                                                                   England
          Bowring Professional Indemnity Scotland Ltd.                                                   Scotland
          Microsafe Ltd.                                                                                 England
          Ulster Insurance Services Ltd.                                                                 N. Ireland
          RIAS Insurance Services Ltd.                                                                   Scotland
          Bowring Camper & Nicholsons Ltd.                                                               England
          RIC Management Services Ltd.                                                                   Eire
          Insurance Management Services Ltd.                                                             Eire
          Marsh & McLennan Ireland Ltd.                                                                  Eire
                    C.T. Bowring Ireland Ltd.                                                            Eire
                    Mathews Mulcahy & Sutherland Ltd.                                                    Eire
          Surveyors Insurance Brokers Ltd.                                                               England
                    Surveyors Claim Services Ltd.                                                        England
          Bowring Information & Communications Systems Ltd.                                              England
          Marsh & McLennan Holdings Ltd.                                                                 New Zealand
                    Marsh & McLennan Ltd.                                                                New Zealand
                    Reinsurances New Zealand Ltd.                                                        New Zealand
                    Risk Management Ltd.                                                                 New Zealand
                    Marsh & McLennan Ltd.                                                                Fiji
                               Reinsurances (Pacific) Ltd.                                               Fiji
Bowring Services Ltd.                                                                                    England
          C. T. Bowring (Underwriting Agencies) Ltd.                                                     England
          C. T. Bowring Trading (Holdings) Ltd.                                                          England
                    Baffin Trading Company Ltd.                                                          Canada
          C.T.B. Ltd.                                                                                    England
          Tower Hill Property Company Ltd.                                                               England
          Bowring In The Community Ltd.                                                                  England
          C. T. Bowring (Insurance) Holdings Ltd.                                                        England
                    C. T. Bowring Japan Ltd.                                                             Japan
                    Carpenter Bowring Australia Pty. Ltd.                                                Australia
                               Carpenter Bowring New Zealand Ltd.                                        New Zealand
                               Australian World Underwriters Pty. Ltd.                                   Australia


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